                                                                     EXHIBIT 3.4


     For Ministry Use Only                        Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario

[LOGO]  Ministry of        Minstere de                        937896
        Consumer and
        Commercial         la Consommation
        Relations          et du Commerce
CERTIFICATE                CERTIFICAT
This is to certify that    Ceci certifie que les
these articles are         presents statuts entrent           Trans
effective on               en vigueur le                      Code

                                                                C

                                                               18
            May 22 Mai, 1997

           /s/ --------------------------------
        Director                      Directeur
Business Corporations Act      Loi ce sur les compagnies



                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

   Form 3
  Business     1.   The present name of the corporation is:                Denomination sociale actuelle de la compagnie:
Corporations
    Act                                                   PHILIP ENVIRONMENTAL INC.
                    _____________________________________________________________________________________________________
  Formule
  numero 3     2.   The name of the corporation is changed to              Nouvelle denomination sociale de la compagnie
    Loi             (if applicable):                                       (s'il y a lieu):
  sur les
 compagnies                                                 PHILIP SERVICES CORP.
                    _____________________________________________________________________________________________________

               3.   Date of incorporation/amalgamation:                    Date de la constitution ou de la fusion:

                                                                15 APRIL 1991
                    _____________________________________________________________________________________________________
                                                             (Day, Month, Year)
                                                             (jour, mois, annee)

               4.   The articles of the corporation are amended            Les statuts de la compagnie sont modifies de la
                    as follows:                                            facon suivante:


                                                TO CHANGE THE NAME OF THE CORPORATION TO:

                                                          PHILIP SERVICES CORP.







07119 (01/92)



5.   The amendment has been duly authorized as              La modification a ete dument autorisee conformement
     required by Sections 168 & 170 (as applicable)         a l'article 168 et, s'il y a lieu, a l'article 170
     of the Business Corporations Act.                      de la Loi sur les compagnies.


6.   The resolution authorizing the amendment was           Les actionnaires ou les administrateurs (le cas
     approved by the shareholders/directors (as             echeant) de la compagnie ont approuve la resolution
     applicable) of the corporation on                      autorisant la modification


                                                    21 MAY 1997
     __________________________________________________________________________________________________________
                                                 (Day, Month, Year)
                                                 (jour, mois, annee)

These articles are signed in duplicate.                     Les presents statuts sont signes en double exemplaire.



                                                                         PHILIP ENVIRONMENTAL INC.
                                                            ___________________________________________________
                                                                           (Name of Corporation)
                                                                  (Denomination sociale de la compagnie)


                                                             /s/ Colin Soule                   SECRETARY
                                                    By/Par: ___________________________________________________
                                                                    (Signature)         (Description of Office)
                                                                    (Signature)               (Fonction)

